SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date  of  Report (Date of earliest event reported):  December  7, 1998





                       Electrosource, Inc.
     (Exact name of registrant as specified in its charter)





      Delaware              0-16323             74-2466304
  (State or other      (Commission File       (IRS Employer
  jurisdiction of           Number)        Identification No.)
   incorporation)

       2809 IH 35 South                      78666
       San Marcos, Texas                  (Zip Code)
(Address of principal executive
           offices)





Registrant's  telephone  number,  including  area   code:   (512)
753-6500



                        Page 1 of 4 Pages
               An Exhibit Index appears on page 3



Item 5.  Other Events

       On December 7, 1998, the Electrosource, Inc. (the "Registrant") Board of Directors accepted the resignation of Michael G. Semmens as Chairman, Chief Executive Officer and President along with two additional Board members, Dr. William F. Graham and Mr. Earl E. Gjelde. Effective immediately Mr. William
F. Griffin and Ms. Mary Beth Koenig were appointed as the Acting Chief Executive Officer and Acting Chief Financial Officer, respectively. The Registrant has filed a press release relating to these changes in management under cover of this Current Report on Form 8-K.



                           SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ELECTROSOURCE, INC.



                                   By:  /s/ Mary Beth Koenig
                                      Mary Beth Koenig
                                      Acting Chief Financial Officer

                                   Date:  December 11, 1998




                            EXHIBITS

  Exhibit                                             Page
  Number

     1       Press release relating to                  4
             resignation of CEO



EXHIBIT 1

Electrosource, Inc.
     2809 Interstate  35 South, San Marcos, Texas  78666  USA
     Tel:  512-753-6500   Fax:  512-353-3391
     www.electrosource.comManufacturers of the HORIZONr C2M Battery

                       ELECTROSOURCE  NEWS

    SEMMENS RESIGNS AS ELECTROSOURCE CHIEF EXECUTIVE OFFICER

      San Marcos, Texas (December 10, 1998) - ELECTROSOURCE, INC. (Nasdaq: ELSI) (the "Company") today announced the resignation of Michael G. Semmens as Chairman, CEO and President of
Electrosource, Inc. effective immediately. The resignation of Mr. Semmens along with the resignation of two other Board members (Dr. William R. Graham and Mr. Earl E. Gjelde) was accepted at a meeting of the Board of Directors on Monday, December 7. The Electrosource Board of Directors was also reduced to seven members at the meeting.
     The Board appointed Mr. William F. Griffin (Executive Vice-President of Marketing) as the Acting Chief Executive Officer and Ms. Mary Beth Koenig (Treasurer and Chief Accounting Officer) as the Acting Chief Financial Officer of Electrosource effective immediately.
     Mr. Griffin stated that "The Company is refocusing its efforts on streamlining operations and manufacture of the Horizon 12H85 battery for its key customers. The performance of this battery in field tests within our customer base has been impressive. The range and cycle life of the 12H85 in such tests as hybrid electric vehicle and pure electric vehicle applications are now consistently approaching that of other advanced battery technologies. We believe this battery has the most immediate potential market applications. All other programs and applications of the core technology are being reviewed on an individual basis."
     Management is reviewing current and future business plans with Kamkorp, a customer and equity funding partner, who has stated that the changes in management due not change their plan to continue making payments in amounts necessary to sustain operations. The business review is expected to be completed in early 1999.
     Electrosource, headquartered in San Marcos, Texas, designs, manufactures and markets proprietary advanced energy storage technologies and systems. Additional information about the Company is located on the internet at www.electrosource.com.
           This release contains forward-looking statements that involve risks and uncertainties. Actual results could differ materially from those discussed in this release. Risks include financial risks, development risks, manufacturing risks, uncertainty of market acceptance, delay in shipment or cancellation of orders, customer reorganization, as well as other risks that are detailed from time to time in the company's Securities and Exchange Commission filings.
                             #  #  #
SOURCE  Electrosource, Inc.
Contact:   Bill Griffin, Acting CEO of Electrosource, Inc.   512-
753-6500